Intangible Assets, Net - Schedule Of Expected Future Amortization Expense Of Intangible Assets (Detail) - Claims Cost Recovery Rights [Member] - USD ($) $ in Thousands	Sep. 30, 2022	Dec. 31, 2021	Dec. 31, 2020
Finite Lived Intangible Assets Future Amortization Expense [Line Items]
Remaining 2022	$ 67,849
2022 and 2023	271,397	$ 10,620
2023 and 2024	271,324	10,620
2024 and 2025	271,272	10,547
2025 and 2026	271,272	10,495
2026		10,495
Thereafter	924,457
Thereafter		331,441
Total	$ 2,077,571	$ 84,218	$ 427